Exhibit 10.4

WARRANT AGENCY AGREEMENT

WARRANT AGENCY AGREEMENT (this “Warrant Agency Agreement”) dated as of October 17, 2023 (the “Issuance Date”) between WiSA Technologies, Inc., a company incorporated under the laws of the State of Delaware (the “Company”) and VStock Transfer, LLC (the “Warrant Agent”).

WHEREAS, pursuant to the terms of that certain placement agency agreement (the “Placement Agency Agreement”), dated October 16, 2023, by and between the Company and Maxim Group LLC, the Company is engaged in a public offering (the “Offering”) of (i) 87,000 units (the “Units”), with each Unit consisting of (A) one share of the Company’s Series B Convertible Preferred Stock, par value $0.0001 per share (the “ Series B Convertible Preferred Stock”) and (B) two preferred warrants (each, a “Preferred Warrant” and collectively the “Preferred Warrants”), each exercisable for one share of the Series B Preferred Stock, (ii) the shares of Series B Convertible Preferred Stock issuable upon exercise of the Preferred Warrants (the “Preferred Warrant Shares”), (iii) the shares of Series B Convertible Preferred Stock issuable upon the payment in-kind of dividends (“PIK Dividends”), and (iv) the shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), issuable upon conversion of the shares of Series B Convertible Preferred Stock (the “Conversion Shares”).

WHEREAS, the Company has filed with the Securities and Exchange Commission (the “Commission”) a Registration Statement on Form S-1 (File No. 333-274331) (as the same may be amended from time to time, the “Registration Statement”), for the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the Units, the Series B Convertible Preferred Stock, the Preferred Warrants, the Preferred Warrant Shares, the PIK Dividends and the Conversion Shares, and such Registration Statement became effective on October 16, 2023;

WHEREAS, on October 16, 2023, the Company filed with the Delaware Secretary of State a Certificate of Designation of Preferences, Rights and Limitations (the “Certificate of Designation”) that sets forth the terms of such Series B Convertible Preferred Stock, which includes a liquidation preference of $100.00 per share (“Stated Value”);

WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in accordance with the terms set forth in this Warrant Agency Agreement in connection with the issuance, registration, transfer, exchange and exercise of the Preferred Warrants;

WHEREAS, the Company desires to provide for the provisions of the Preferred Warrants, the terms upon which they shall be issued and exercised, and the respective rights, limitation of rights, and immunities of the Company, the Warrant Agent, and the holders of the Preferred Warrants, as applicable; and

WHEREAS, all acts and things have been done and performed which are necessary to make the Preferred Warrants the valid, binding and legal obligations of the Company, and to authorize the execution and delivery of this Warrant Agency Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1.            Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company with respect to the Preferred Warrants in accordance with the express terms and conditions hereof, and the Warrant Agent hereby accepts such appointment and agrees to perform the same in accordance with the express terms and conditions set forth in this Warrant Agency Agreement (and no implied terms or conditions).

2.            Warrants. The Preferred Warrants shall be registered securities in book-entry form and shall initially be evidenced by a global certificate in the form of Exhibit A (the “Global Certificate”) attached to this Warrant Agency Agreement, which shall be deposited on behalf of the Company with a custodian for The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., a nominee of DTC. If DTC subsequently ceases to make its book-entry settlement system available for the Preferred Warrants, the Company shall instruct the Warrant Agent regarding making other arrangements for book-entry settlement. In the event that the Preferred Warrants are not eligible for, or it is no longer necessary to have the Preferred Warrants available in, book-entry form, the Company shall instruct the Warrant Agent to provide written instructions to DTC to deliver to the Warrant Agent for cancellation the Global Certificate or Certificates, and the Company shall instruct the Warrant Agent to deliver to DTC separate certificates evidencing Warrants (“Definitive Certificates” and, together with the Global Certificate, “Preferred Warrant Certificates”) registered as requested through the DTC system. The Definitive Certificates, together with the form of election to purchase shares of Series B Convertible Preferred Stock (the “Notice of Exercise”) and the form of assignment to be printed on the reverse thereof, shall be substantially in the form of Exhibit B attached hereto.

2.1.               Issuance and Registration of Preferred Warrants.

2.1.1.            Warrant Register. The Warrant Agent shall maintain books (“Warrant Register”) for the registration of original issuance and the registration of transfer of the Preferred Warrants.

2.1.2.            Issuance of Preferred Warrants. Upon the initial issuance of the Preferred Warrants, the Warrant Agent shall issue the Global Certificates and deliver the Preferred Warrants in the DTC book-entry settlement system in accordance with written instructions delivered to the Warrant Agent by the Company. Ownership of beneficial interests in the Preferred Warrants shall be shown on, and the transfer of such ownership shall be effected through, records maintained (i) by DTC and (ii) by institutions that have accounts with DTC (each, a “Participant”). A Holder has the right to elect at any time or from time to time a Preferred Warrant Exchange (as defined below) pursuant to a Preferred Warrant Certificate Request Notice (as defined below). Upon written notice by a Holder to the Warrant Agent and the Company for the exchange of some or all of such Holder’s Preferred Warrants held in book-entry form for a Definitive Certificate evidencing the same number of Preferred Warrants, which request shall be in the form attached hereto as Annex A (such notice, the “Preferred Warrant Certificate Request Notice” and the date of delivery of such Preferred Warrant Certificate Request Notice by the Holder, the “Preferred Warrant Certificate Request Notice Date” and the actual surrender upon delivery by the Holder of a number of Preferred Warrants in the DTC book-entry settlement system for the same number of Preferred Warrants evidenced by a Definitive Certificate, a “Preferred Warrant Exchange”), the Warrant Agent shall, as promptly as practicable, effect the Preferred Warrant Exchange and the Company shall promptly issue and deliver (or cause to be delivered) to the Holder a Definitive Certificate for such number of Preferred Warrants in the name set forth in the Preferred Warrant Certificate Request Notice. Such Definitive Certificate shall be dated the original issue date of the Preferred Warrants and shall be executed manually or by facsimile signature by an authorized signatory of the Company and shall be in the form attached hereto as Exhibit B. In connection with a Preferred Warrant Exchange, the Company agrees to deliver, or to direct the Warrant Agent to deliver, the Definitive Certificate to the Holder within three (3) Trading Days of the Preferred Warrant Certificate Request Notice pursuant to the delivery instructions in the Preferred Warrant Certificate Request Notice (“Preferred Warrant Certificate Delivery Date”). If the Company fails for any reason to deliver or cause the delivery to the Holder the Definitive Certificate subject to the Preferred Warrant Certificate Request Notice by the Preferred Warrant Certificate Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Preferred Warrant Shares evidenced by such Definitive Certificate (based on the Stated Value of the Series B Convertible Preferred Stock, as set forth in the Certificate of Designation), of the Series B Convertible Preferred Stock on the Preferred Warrant Certificate Request Notice Date), $10 per Trading Day (increasing to $20 per Trading Day on the fifth Trading Day after the Preferred Warrant Share Delivery Date) for each Trading Day after such Preferred Warrant Certificate Delivery Date until such Definitive Certificate is delivered or, prior to delivery of such Preferred Warrant Certificate, the Holder rescinds such Preferred Warrant Exchange. Notwithstanding the forgoing, the Warrant Agent shall not, in any event, be subject to, or responsible for, liquidated damages or any “buy-in” penalties or any other amounts payable or paid to any Holder or any other Person for any failure or delay to deliver the Definitive Certificate as aforesaid. In addition, the Company shall indemnify and hold harmless the Warrant Agent against any claims made against the Warrant Agent for any such failure. The Company covenants and agrees that, upon the date of delivery of the Preferred Warrant Certificate Request Notice, the Holder shall be deemed to be the holder of the Definitive Certificate and, notwithstanding anything to the contrary set forth herein, the Definitive Certificate shall be deemed for all purposes to contain all of the terms and conditions of the Preferred Warrants evidenced by such Definitive Certificate and the terms of this Warrant Agency Agreement. A party requesting a Preferred Warrant Exchange must provide to the Warrant Agent any evidence of authority that may reasonably be required by the Warrant Agent, including but not limited to, a signature guarantee.

2.1.3.            Beneficial Owner; Holder. Prior to due presentment for registration of transfer of any Preferred Warrant, the Company and the Warrant Agent shall deem and treat the person in whose name that Preferred Warrant shall be registered on the Warrant Register (the “Holder”) as the absolute owner of such Preferred Warrant for purposes of any exercise thereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Warrant Agent or any agent of the Company or the Warrant Agent from giving effect to any written certification, proxy or other authorization furnished by DTC governing the exercise of the rights of a holder of a beneficial interest in any Preferred Warrant. The rights of beneficial owners in a Preferred Warrant evidenced by the Global Certificate shall be exercised by the Holder or a Participant through the DTC system, except to the extent set forth herein or in the Global Certificate.

2.1.4.            Execution. The Preferred Warrant Certificates shall be executed on behalf of the Company by any authorized officer of the Company (an “Authorized Officer”), which need not be the same authorized signatory for all of the Preferred Warrant Certificates, either manually or by facsimile signature. The Preferred Warrant Certificates shall be countersigned, either manually or by facsimile signature, by an authorized signatory of the Warrant Agent, which need not be the same signatory for all of the Preferred Warrant Certificates, and no Preferred Warrant Certificate shall be valid for any purpose unless so countersigned. In case any Authorized Officer of the Company that signed any of the Preferred Warrant Certificates ceases to be an Authorized Officer of the Company before countersignature by the Warrant Agent and issuance and delivery by the Company, such Preferred Warrant Certificates, nevertheless, may be countersigned by the Warrant Agent, issued and delivered with the same force and effect as though the person who signed such Preferred Warrant Certificates had not ceased to be such officer of the Company; and any Preferred Warrant Certificate may be signed on behalf of the Company by any other person who, at the actual date of the execution of such Preferred Warrant Certificate, shall be an Authorized Officer of the Company authorized to sign such Preferred Warrant Certificate, although at the date of the execution of this Warrant Agency Agreement any such person was not such an Authorized Officer

2.1.5.            Registration of Transfer. Subject to the provisions of the Preferred Warrants, at any time prior to 5:00 p.m. (New York City time) on the Termination Date (as defined below), a transfer of any Preferred Warrants may be registered and any Preferred Warrant Certificate or Preferred Warrant Certificates may be split up, combined or exchanged for another Preferred Warrant Certificate or Preferred Warrant Certificates evidencing the same number of Preferred Warrants as the Preferred Warrant Certificate or Preferred Warrant Certificates surrendered. Any Holder desiring to register the transfer of Preferred Warrants or to split up, combine or exchange any Preferred Warrant Certificate shall make such request in writing delivered to the Warrant Agent, and shall surrender to the Warrant Agent the Preferred Warrant Certificate or Preferred Warrant Certificates evidencing the Preferred Warrants the transfer of which is to be registered or that is or are to be split up, combined or exchanged together with any required form of assignment and certificate duly executed and properly completed by such Holder at the office or offices of the Warrant Agent designated for such purpose and, in the case of registration of transfer, shall provide a signature guarantee (a “signature guarantee”) from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association and such other documentation as the Warrant Agent may reasonably request. Thereupon, the Warrant Agent shall countersign and deliver to the person entitled thereto a Preferred Warrant Certificate or Preferred Warrant Certificates, as the case may be, as so requested. The Company and the Warrant Agent may require payment, by the Holder requesting a registration of transfer of Preferred Warrants or a split-up, combination or exchange of a Preferred Warrant Certificate (but, for purposes of clarity, not upon the exercise of the Preferred Warrants and issuance of Preferred Warrant Shares to the Holder), of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with such registration of transfer, split-up, combination or exchange, together with reimbursement to the Company and the Warrant Agent of all reasonable expenses incidental thereto. The Warrant Agent shall not have any duty or obligation to take any action under any section of this Warrant Agreement that requires the payment of taxes and/or charges unless and until it is satisfied that all such payments have been made.

2.1.6.            Loss, Theft and Mutilation of Warrant Certificates. Upon receipt by the Company and the Warrant Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Preferred Warrant Certificate, which evidence shall include an affidavit of loss, or in the case of mutilated certificates, the certificate or portion thereof remaining, and, in case of loss, theft or destruction, of indemnity or security in customary form and amount satisfactory to the Warrant Agent, and satisfaction of any other reasonable requirements, and reimbursement to the Company and the Warrant Agent of all reasonable expenses incidental thereto, and upon surrender to the Warrant Agent and cancellation of the Preferred Warrant Certificate if mutilated, the Company shall make and deliver a new Warrant Certificate of like tenor to the Warrant Agent for countersignature and delivery to the Holder in lieu of the Preferred Warrant Certificate so lost, stolen, destroyed or mutilated. The Warrant Agent may charge the Holder an administrative fee for processing the replacement of lost Warrant Certificates, which shall be charged only once in instances where a single surety bond obtained covers multiple certificates. The Warrant Agent may receive compensation from the surety companies or surety agents for administrative services provided to them.

2.1.7.            Proxies. The Holder of a Preferred Warrant may grant proxies or otherwise authorize any person, including the Participants and beneficial holders that may own interests through the Participants, to take any action that a Holder is entitled to take under this Warrant Agency Agreement or the Preferred Warrants; provided, however, that at all times that Preferred Warrants are evidenced by a Global Certificate, exercise of those Warrants shall be effected on their behalf by Participants through DTC in accordance the procedures administered by DTC.

2.1.8.            Opinion of Counsel. On or prior to the execution of this Warrant Agency Agreement, the Company shall provide the Warrant Agent with an opinion of counsel to set up a reserve of Preferred Warrant Shares for the outstanding Preferred Warrants. The opinion shall state that all Preferred Warrants or Preferred Warrant Shares, as applicable, are (a) registered under the Securities Act of 1933, as amended (the “Securities Act”), or are exempt from such registration, and all appropriate state securities law filings have been made with respect to the warrants or shares or alternatively, that the securities are “covered securities” under Section 18 of the Securities Act; and (b) validly issued, fully paid and non-assessable.

3.            Terms and Exercise of Preferred Warrants

3.1.               Exercise Price. Each Preferred Warrant shall entitle the Holder, subject to the provisions of the applicable Preferred Warrant Certificate and of this Warrant Agency Agreement, to purchase from the Company the number of shares of Series B Convertible Preferred Stock, stated therein, at the exercise price of $55.00 per whole share, subject to the subsequent adjustments provided by Section 4 hereof and Section 3 of the Preferred Warrant Certificates. The term “Exercise Price” as used in this Warrant Agency Agreement refers to the price per share at which shares of Series B Convertible Preferred Stock, may be purchased at the time a Preferred Warrant is exercised.

3.2.               Duration of Preferred Warrants. The Preferred Warrants have a two-year term and may be exercised only during the period (“Exercise Period”) commencing on or after October 17, 2023 and ending on 5:00 p.m. (New York City time) on October 17, 2025 (the “Termination Date”). Each Preferred Warrant not exercised before 5:00 p.m. (New York City time) on the Termination Date shall become void, and, subject to Sections 7.11 and 9.5 hereof, all rights thereunder and all rights in respect thereof under this Warrant Agency Agreement shall cease at the close of business on the Termination Date.

3.3.               Exercise of Preferred Warrants.

3.3.1.            Exercise and Payment. (a) Subject to the provisions of this Warrant Agency Agreement, a Holder of a Definitive Certificate may exercise Preferred Warrants evidenced by such Definitive Certificate by delivering to the Warrant Agent and the Company, a duly executed facsimile copy or PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed to the Preferred Warrant Certificate. Notwithstanding any other provision in this Warrant Agency Agreement, a holder whose interest in a Preferred Warrant is a beneficial interest in a Global Certificate held in book-entry form through DTC (or another established clearing corporation performing similar functions), shall effect exercises by delivering to DTC (or such other clearing corporation, as applicable) the appropriate instruction form for exercise, complying with the procedures to effect exercise that are required by DTC (or such other clearing corporation, as applicable). Any Holder exercising a Preferred Warrant shall deliver payment of the Exercise Price pursuant to Section 2(a) and Section 2(b) of the Preferred Warrant Certificate set forth in Exhibit B attached hereto. The Company acknowledges that the bank accounts maintained by the Warrant Agent in connection with the services provided under this Warrant Agency Agreement will be in its name and that the Warrant Agent may receive investment earnings in connection with the investment at Warrant Agent risk and for its benefit of funds held in those accounts from time to time. Neither the Company nor the Holders will receive interest on any deposits or Exercise Price. If the materials discussed in this Section 3.3.1 are received or deemed to be received after the Termination Date, the exercise thereof will be null and void and any funds delivered to the Company will be returned to the Holder or Participant, as the case may be, as soon as practicable. In no event will interest accrue on any funds deposited with the Company in respect of an exercise or attempted exercise of the Preferred Warrants. (b) The Preferred Warrants shall cease to be exercisable and shall terminate and become void and callable as set forth in the applicable Preferred Warrant Certificate. The Company hereby instructs the Warrant Agent to record cost basis for newly issued shares in a manner to be subsequently communicated by the Company in writing to the Warrant Agent.

3.3.2.            Issuance of Preferred Warrant Shares.

(a)                The Warrant Agent shall, as promptly as practicable following the date of exercise of any Preferred Warrant, advise the Company (to the extent known the Warrant Agent) and the transfer agent and registrar for the Company’s Series B Convertible Preferred Stock, which on the date hereof is VStock Transfer, LLC (the “Transfer Agent”), in respect of (i) the number of Preferred Warrant Shares indicated on the Notice of Exercise as issuable upon such exercise with respect to such exercised Warrants, (ii) the instructions of the Holder or Participant, as the case may be, provided to the Warrant Agent with respect to the delivery of the Preferred Warrant Shares and the number of Preferred Warrants that remain. outstanding after such exercise, and (iii) such other information as the Company or the Transfer Agent shall reasonably request.

(b)                Upon the Warrant Agent’s receipt, at or prior to the Close of Business on the Termination Date set forth in a Preferred Warrant Certificate, of the executed Notice of Exercise, accompanied by payment of the Exercise Price pursuant to Section 2(a) and 2(b) of the Preferred Warrant Certificate set forth in Exhibit B attached hereto, the Warrant Agent shall cause the Preferred Warrant Shares underlying such Preferred Warrant to be delivered by the Transfer Agent to or upon the order of the Holder of such Preferred Warrant, registered in such name or names as may be designated by such Holder, no later than the Preferred Warrant Share Delivery Date. If the Company is then a participant in DTC’s Deposit or Withdrawal at Custodian (“DWAC”) system and there is an effective registration statement permitting the issuance of the Preferred Warrant Shares to or resale of the Preferred Warrant Shares by Holder, then the Company shall cause the Preferred Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s account with DTC through its Deposit or Withdrawal at Custodian system.

3.3.3.            Valid Issuance. All Preferred Warrant Shares issued by the Company upon the proper exercise of a Preferred Warrant in conformity with this Warrant Agency Agreement shall be validly issued, fully paid and non-assessable.

3.3.4.            No Fractional Shares or Scrip. Notwithstanding any provision to the contrary contained in this Agreement or the Preferred Warrant, the Company shall not be required to issue any fraction of a Preferred Warrant Share or scrip representing fractional shares upon the exercise of the Preferred Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Stated Value of the Series B Convertible Preferred Stock, as set forth in the Series B Certificate of Designation. Accordingly, a holder of a Preferred Warrant is entitled to exercise a number of Preferred Warrants that would result solely in the holder receiving one or more whole Preferred Warrant Shares. Prior to paying an adjustment in cash in respect of a fractional interest, the Company shall first provide to the Transfer Agent an initial funding of one thousand dollars ($1,000) for the purpose of issuing cash in lieu of fractional shares. From time to time thereafter, the Transfer Agent may request additional funding to cover fractional payments. The Transfer Agent shall have no obligation to make fractional payments unless the Company shall have provided the necessary funds to pay in full all amounts due and payable with respect thereto.

3.3.5.            Charges, Taxes, and Expenses. Issuance of Preferred Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Preferred Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Preferred Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that Preferred Warrant Shares are to be issued in a name other than the name of the Holder, the Preferred Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached to the Preferred Warrant properly completed and duly executed by the Holder and accompanied by a signature guarantee and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto; and (the Company shall use its best efforts to pay, or procure payment of issue or stamp taxes levied in connection with the issuance of the Preferred Warrant or Preferred Warrant Shares to the Holder (“Relevant Taxes”). The Holder agrees to cooperate with the Company and provide all necessary and reasonable information and documentation to the Company in a timely manner (and in any event within 10 Business Days of request) to enable the Company to procure payment of any Relevant Taxes and facilitate the making of any necessary filings in respect of Relevant Taxes required to be made within applicable time limits. The Company shall not be liable for any Relevant Taxes or any penalty, fine, surcharge, interest, charge, cost or other similar imposition arising in respect of Relevant Taxes to the extent that such amount arises or is increased as a result of any failure by a Holder to timely provide the Company with any information or documentation reasonably requested pursuant to Section 2(d)(vi) of the Preferred Warrant Certificate set forth in Exhibit B attached hereto. The Company shall pay all Transfer Agent fees required for processing of any Notice of Exercise and all fees to DTC (or another established clearing corporation performing similar functions) required for electronic delivery of the Preferred Warrant Shares.

3.3.6.            Date of Issuance. The Company will treat an exercising Holder as a beneficial owner of the Preferred Warrant Shares as of the date of exercise of any Preferred Warrant, except that, if such date of exercise is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the open of business on the next succeeding date on which the stock transfer books are open.

3.3.7.            [Reserved].

3.3.8.            [Reserved].

3.3.9.            Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the number of Preferred Warrant Shares issuable in connection with any exercise, the Company shall promptly deliver to the Holder the number of Preferred Warrant Shares that are not disputed.

4.            Adjustments. The Exercise Price, the number of shares of Series B Convertible Preferred Stock covered by each Preferred Warrant and the number of Preferred Warrants outstanding are subject to adjustment from time to time as provided in Section 3 of the Preferred Warrant Certificate set forth in Exhibit B attached hereto. The Company hereby agrees that it will provide the Warrant Agent with reasonable notice of any such adjustments. The Warrant Agent shall have no obligation under any Section of this Agreement to determine whether an event resulting in any such adjustment has occurred or to calculate any of the adjustments set forth herein. All Preferred Warrants originally issued by the Company subsequent to any adjustment made to the Exercise Price pursuant to the Warrant shall evidence the right to purchase, at the adjusted Exercise Price, the number of shares of Series B Convertible Preferred Stock, purchasable from time to time hereunder upon exercise of the Preferred Warrants, all subject to further adjustment as provided herein. Whenever the Exercise Price or the number of Preferred Warrant Shares issuable upon the exercise of each Preferred Warrant is adjusted, the Company shall (a) promptly prepare a certificate setting forth the Exercise Price of each Preferred Warrant as so adjusted and the increase or decrease, if any, in the number of Preferred Warrant Shares purchasable at such price upon the exercise of a Preferred Warrant, and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Warrant Agent and with the Transfer Agent a copy of such certificate and (c) instruct the Warrant Agent to send a brief summary thereof to each Holder of a Preferred Warrant. If the Company requests the Warrant Agent to send such notices, it shall provide the Warrant Agent with a draft notice to be used for this purpose. The Warrant Agent shall be entitled to rely conclusively on, and shall be fully protected in relying on, any certificate, notice or instructions provided by the Company with respect to any adjustment of the Exercise Price or the number of shares issuable upon exercise of a Preferred Warrant, or any related matter, and the Warrant Agent shall not be liable for any action taken, suffered or omitted to be taken by it in accordance with any such certificate, notice or instructions or pursuant to this Warrant Agency Agreement. The Warrant Agent shall not be deemed to have knowledge of any such adjustment unless and until it shall have received written notice thereof from the Company.

5.            Restrictive Legends; Fractional Warrants. In the event that a Preferred Warrant Certificate surrendered for transfer bears a restrictive legend, the Warrant Agent shall not register that transfer until the Warrant Agent has received an opinion of counsel for the Company stating that such transfer may be made and indicating whether the Preferred Warrants must also bear a restrictive legend upon that transfer. The Company shall not issue fractions of Preferred Warrants or distribute a Global Certificate or Warrant Certificates that evidence fractional Warrants. Whenever any fractional Warrant would otherwise be required to be issued or distributed, the actual issuance or distribution shall be paid via a cash adjustment as set forth in Section 3.3.4 of this Agreement. The Warrant Agent shall not be required to effect any registration of transfer or exchange which will result in the transfer of or delivery of a Preferred Warrant Certificate for a fraction of a Preferred Warrant. The Company shall not issue fractions of shares of Series B Convertible Preferred Stock upon exercise of Preferred Warrants or distribute stock certificates that evidence fractional shares of Series B Convertible Preferred Stock. Whenever any fraction of a share of Series B Convertible Preferred Stock would otherwise be required to be issued or distributed, the actual issuance or distribution in respect thereof shall be made in accordance with Section 2(d)(v) of the Preferred Warrant Certificate attached hereto as Exhibit B.

6.            Other Provisions Relating to Rights of Holders of Preferred Warrants.

6.1.               No Rights as Stockholder. Except as otherwise specifically provided herein and in accordance with the Preferred Warrant Certificates, a Holder, solely in his, her or its capacity as a holder of Preferred Warrants, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant Agency Agreement be construed to confer upon a Holder, solely in its capacity as the registered holder of Preferred Warrants, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of share capital, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights or rights to participate in new issues of shares, or otherwise, prior to the issuance to the Holder of the Preferred Warrant Shares which it is then entitled to receive upon the due exercise of Preferred Warrants.

6.2.               Reservation of Series B Convertible Preferred Stock. The Company shall at all times reserve and keep available a number of its authorized but unissued shares of Series B Convertible Preferred Stock pursuant to this Agreement and Section 6(d) of the Preferred Warrant Certificate attached hereto as Exhibit B.

7.             Conditions of the Warrant Agent’s Obligations. The Warrant Agent accepts its obligations herein set forth upon the express terms and conditions hereof, including the following to all of which the Company agrees and to all of which the rights hereunder of the Holders from time to time shall be subject.

7.1.               Compensation and Indemnification. The Company agrees promptly to pay the Warrant Agent the compensation set forth in a mutually agreed upon fee schedule executed on or before the date hereof for all services rendered by the Warrant Agent and on demand of the Warrant Agent to reimburse the Warrant Agent for reasonable out-of-pocket expenses (including reasonable counsel fees) and other disbursements incurred in the preparation, delivery, negotiation, amendment, administration and execution of this Warrant Agency Agreement and the exercise and performance of its duties hereunder. The Company covenants and agrees to indemnify and to hold harmless the Warrant Agent against, any and all loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable and documented fees and expenses of legal counsel) that may be paid, incurred or suffered by it, or which it may become subject, without gross negligence, bad faith or willful misconduct on the part of the Warrant Agent (which gross negligence, bad faith, or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction), for any action taken, suffered, or omitted to be taken by the Warrant Agent in connection with the execution, acceptance, administration, exercise and performance of its duties under this Warrant Agency Agreement, including the reasonable and documented costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly, or enforcing its rights hereunder. The Warrant Agent shall not be liable for the Company’s failure to timely deliver Preferred Warrant Shares pursuant to the terms of the Preferred Warrants, nor shall the Warrant Agent be liable for any liquidated damages or any other damages associated therewith.

7.2.               Agent for the Company. In acting under this Warrant Agency Agreement and in connection with the Preferred Warrant Certificates, the Warrant Agent is acting solely as agent of the Company and does not assume any obligations or relationship of agency or trust for or with any of the Holders of Warrant Certificates or beneficial owners of Warrants.

7.3.               Counsel. The Warrant Agent may consult with counsel satisfactory to it, which may include counsel for the Company, and the advice or opinion of such counsel shall be full and complete authorization and protection to the Warrant Agent, and the Warrant Agent shall have no liability for or in respect of any action taken, suffered or omitted by it hereunder in the absence of bad faith and in accordance with the advice or opinion of such counsel.

7.4.               Documents. From time to time, Company may provide Warrant Agent with instructions concerning the services performed by the Warrant Agent hereunder. The Warrant Agent and its agents and subcontractors shall be protected and shall incur no liability for or in respect of any action taken or omitted to be taken, suffered by it in reliance upon any Preferred Warrant Certificate, notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties. The Warrant Agent shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from Company.

7.5.               Certain Transactions. The Warrant Agent, and its officers, directors and employees, may become the owner of, or acquire any interest in, Warrants, with the same rights that it or they would have if it were not the Warrant Agent hereunder, and, to the extent permitted by applicable law, it or they may engage or be interested in any financial or other transaction with the Company and may act on, or as depositary, trustee or agent for, any committee or body of Holders of Warrant Securities or other obligations of the Company as freely as if it were not the Warrant Agent hereunder. Nothing in this Warrant Agency Agreement shall be deemed to prevent the Warrant Agent from acting as trustee under any indenture to which the Company is a party. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

7.6.               No Liability for Interest. Unless otherwise agreed with the Company, the Warrant Agent shall have no liability for interest on any monies at any time received by it pursuant to any of the provisions of this Warrant Agency Agreement or of the Preferred Warrant Certificates.

7.7.               No Liability for Invalidity. The Warrant Agent shall not be under any responsibility in respect of the validity of this Warrant Agency Agreement or the execution and delivery hereof (except the due execution hereof by the Warrant Agent) or in respect of the validity or execution of any Preferred Warrant Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Warrant Agency Agreement or in any Preferred Warrant Certificate; nor shall it be responsible for the adjustment of the Exercise Price or the making of any change in the number of shares of Series B Convertible Preferred Stock required under the provisions of Section 4 (Adjustments) or Sections 5 and 3.3.4 regarding fractional shares or responsible for the manner, method or amount of any such change or the ascertaining of the existence of facts that would require any such adjustment or change (except with respect to the exercise of Preferred Warrants evidenced by Preferred Warrant Certificates after actual notice of any adjustment of the Exercise Price); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Series B Convertible Preferred Stock to be issued pursuant to this Warrant Agency Agreement or any Preferred Warrant Certificate or as to whether any shares of Series B Convertible Preferred Stock will, when issued, be duly authorized, validly issued, fully paid and nonassessable.

7.8.               No Responsibility for Representations. The Warrant Agent shall not be responsible for any of the recitals, statement of facts or representations herein or in the Preferred Warrant Certificates (except as to the Warrant Agent’s countersignature thereon), all of which are made solely by the Company.

7.9.               No Implied Obligations. The Warrant Agent shall be obligated to perform only such duties as are herein and in the Preferred Warrant Certificates specifically set forth and no implied duties or obligations shall be read into this Warrant Agency Agreement or the Preferred Warrant Certificates against the Warrant Agent. The Warrant Agent shall not be under any obligation to take any action hereunder which may tend to involve it in any expense or liability, the payment of which within a reasonable time or adequate indemnification is not, in its reasonable opinion, assured to it. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any of the Preferred Warrant Certificates authenticated by the Warrant Agent and delivered by it to the Company pursuant to this Warrant Agency Agreement or for the application by the Company of the proceeds of the Preferred Warrant Certificates. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained herein or in the Preferred Warrant Certificates or in the case of the receipt of any written demand from a Holder of a Preferred Warrant Certificate with respect to any action or default by the Company, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law.

7.10.             Signature Guarantee. A party requesting transfer of Preferred Warrants or the Preferred Warrant Shares must provide any evidence of authority that may be required by the Warrant Agent, including but not limited to, a signature guarantee from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association.

7.11.             Survival. Notwithstanding anything contained herein to the contrary, the rights and obligations of the parties set forth in this Section 7 shall survive the exercise or expiration of the Preferred Warrants, the termination of this Warrant Agency Agreement and the resignation, replacement or removal of the Warrant Agent.

7.12.             Limitation of Liability. Neither party to this Warrant Agency Agreement shall be liable to the other party for any consequential, indirect, special or incidental damages under any provisions of this Warrant Agency Agreement or for any consequential, indirect, punitive, special or incidental damages arising out of any act or failure to act hereunder even if that party has been advised of or has foreseen the possibility of such damages. Notwithstanding anything contained herein to the contrary, the Warrant Agent’s aggregate liability during any term of this Warrant Agency Agreement with respect to, arising from, or arising in connection with this Warrant Agency Agreement, or from all services provided or omitted to be provided under this Warrant Agency Agreement, whether in contract, or in tort, or otherwise is limited to, and shall not exceed, the amounts paid hereunder by the Company to Warrant Agent as fees and charges, but not including reimbursable expenses, during the twelve (12) months immediately preceding the event for which recovery from Warrant Agent is being sought.

8.            Purchase or Consolidation or Change of Name of Warrant Agent.

8.1.               Any Person into which the Warrant Agent or any successor Warrant Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Warrant Agent or any successor Warrant Agent shall be party, or any Person succeeding to the corporate trust, stock transfer or shareholder services business of the Warrant Agent or any successor Warrant Agent, shall be the successor to the Warrant Agent under this Warrant Agency Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Warrant Agent under the provisions of Section 9 of this Warrant Agency Agreement. In case at the time such successor Warrant Agent shall succeed to the agency created by this Warrant Agency Agreement any of the Preferred Warrant Certificates shall have been countersigned but not delivered, any such successor Warrant Agent may adopt the countersignature of the predecessor Warrant Agent and deliver such Preferred Warrant Certificates so countersigned; and in case at that time any of the Preferred Warrant Certificates shall not have been countersigned, any successor Warrant Agent may countersign such Preferred Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent; and in all such cases such Preferred Warrant Certificates shall have the full force provided in the Preferred Warrant Certificates and in this Warrant Agency Agreement.

8.2.               In case at any time the name of the Warrant Agent shall be changed and at such time any of the Preferred Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignature under its prior name and deliver Warrant Certificates so countersigned; and in case at that time any of the Preferred Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Preferred Warrant Certificates either in its prior name or in its changed name; and in all such cases such Preferred Warrant Certificates shall have the full force provided in the Preferred Warrant Certificates and in this Warrant Agency Agreement.

9.             Duties of Warrant Agent. The Warrant Agent undertakes the duties and obligations imposed by this Warrant Agency Agreement upon the following express terms and conditions (and no implied duties or obligations shall be read into this Warrant Agency Agreement against the Warrant Agent), by all of which the Company, by its acceptance hereof, shall be bound:

9.1.               Whenever in the performance of its duties under this Warrant Agency Agreement, the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chief Executive Officer, Chief Financial Officer, General Counsel or Secretary of the Company; and such certificate shall be full authentication to the Warrant Agent and the Warrant Agent shall be fully protected and shall no incur no liability for any action taken, suffered or omitted to be taken by it under the provisions of this Warrant Agency Agreement in reliance upon such certificate in the absence of bad faith.

9.2.               Subject to the limitation set forth in Section 7.12 of this Warrant Agency Agreement, the Warrant Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith, or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction).

9.3.               The Warrant Agent is hereby authorized to accept instructions with respect to the performance of its duties hereunder from the Chief Executive Officer, Chief Financial Officer, General Counsel or Secretary of the Company, and to apply to such officers for advice or instructions with respect to any matter arising in connection with the services to be performed by the Warrant Agent under this Warrant Agency Agreement, and it shall not be liable and shall be indemnified and held harmless by the Company for any action taken, suffered or omitted to be taken by it in the absence of bad faith in accordance with instructions of any such officer, provided Warrant Agent carries out such instructions without gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgement of a court of competent jurisdiction).

9.4.               The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorney or agents, and the Warrant Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorney or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

9.5.               This Section 9 shall survive the exercise or expiration of the Preferred Warrants, the termination of this Warrant Agency Agreement and the resignation, replacement or removal of the Warrant Agent.

10.           Change of Warrant Agent. The Warrant Agent, or any successor to it hereafter appointed, may resign and be discharged from its duties under this Warrant Agency Agreement upon 30 days’ notice in writing sent to the Company, and in the event that the Warrant Agent or one of its affiliates is not also the transfer agent for the Series B Convertible Preferred Stock, to each transfer agent of the Series B Convertible Preferred Stock known to the Warrant Agent, and to the Holders of record of the Preferred Warrant Certificates. In the event the transfer agency relationship in effect between the Company and the Warrant Agent terminates, the Warrant Agent will be deemed to have resigned automatically and be discharged from its duties under this Warrant Agency Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Warrant Agent or any successor Warrant Agent upon 30 days’ notice in writing, sent to the Warrant Agent or successor Warrant Agent, as the case may be, and to each transfer agent of the Common Stock, and to the Holders of the Preferred Warrant Certificates. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by the Holder of a Preferred Warrant Certificate (who shall, with such notice, submit his Warrant Certificate for inspection by the Company), then the Holder of any Preferred Warrant Certificate may apply to any court of competent jurisdiction for the appointment of a new Warrant Agent, provided that, for purposes of this Warrant Agency Agreement, the Company shall be deemed to be the Warrant Agent until a new warrant agent is appointed. Any successor Warrant Agent, whether appointed by the Company or by such a court, shall be an entity organized and doing business under the laws of the United States or of a state thereof, in good standing, which is authorized under such laws to exercise stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Warrant Agent a combined capital and surplus (together with its affiliates) of at least $50,000,000. After appointment, the successor Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the predecessor Warrant Agent shall deliver and transfer to the successor Warrant Agent any property at the time held by it hereunder and execute and deliver, at the expense of the Company, any further assurance, conveyance, act or deed necessary for such purpose without assumption of any liability on the part of the former Warrant Agent. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Warrant Agent and each transfer agent of the Common Stock, and mail or other deliver a notice thereof in writing to the Holders of the Preferred Warrant Certificates. However, failure to give any notice provided for in this Section 9, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor Warrant Agent, as the case may be.

11.           Issuance of New Warrant Certificates. Notwithstanding any of the provisions of this Warrant Agency Agreement or of the Preferred Warrants to the contrary, the Company may, at its option, issue new Preferred Warrant Certificates evidencing Preferred Warrants in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Exercise Price per share and the number or kind or class of shares of stock or other securities or property purchasable under the several Preferred Warrant Certificates made in accordance with the provisions of this Warrant Agency Agreement.

12.           Notices. Notices or demands authorized by this Warrant Agency Agreement to be given or made (i) by the Warrant Agent or by the Holder of any Preferred Warrant Certificate to or on the Company, (ii) subject to the provisions of Section 10, by the Company or by the Holder of any Preferred Warrant Certificate to or on the Warrant Agent or (iii) by the Company or the Warrant Agent to the Holder of any Preferred Warrant Certificate, shall be deemed given (a) on the date delivered, if delivered personally, (b) when deposited with Federal Express or another recognized overnight courier, if sent by Federal Express or another recognized overnight courier, (c) when mailed with postage prepaid, if mailed by registered or certified mail (return receipt requested), and (d) the date of transmission, if such notice or communication is delivered via facsimile (with confirmation) or email attachment (other than to the Warrant Agent) at or prior to 5:30 p.m. (New York City time) on a Business Day and (e) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile (with confirmation) or email attachment (other than to the Warrant Agent) on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, in each case to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

12.1.        Notice Information.

If to the Company, to:

WiSA Technologies, Inc.

15268 NW Greenbrier Pkwy

Beaverton, OR 97006

Attention: Brett Moyer

President and Chief Executive Officer

Email: bmoyer@wisatechnologies.com

If to the Warrant Agent, to:

VStock Transfer, LLC

18 Lafayette Place

Woodmere, NY 11598

Attention: Client Services

Notwithstanding anything to the contrary herein, for any notice delivered by email to be deemed given or made, such notice must be followed by notice sent by overnight courier service to be delivered on the next business day following such email, unless the recipient of such email has acknowledged via return email receipt of such email.

12.2.             If to the Holder of any Preferred Warrant Certificate, to the address of such Holder as shown on the registry books of the Company. Any notice required to be delivered by the Company to the Holder of any Preferred Warrant may be given by the Warrant Agent on behalf of the Company. Notwithstanding any other provision of this Warrant Agency Agreement, where this Warrant Agency Agreement provides for notice of any event to a Holder of any Preferred Warrant, such notice shall be sufficiently given if given to the Depositary (or its designee) pursuant to the procedures of the Depositary or its designee.

13.           Supplements and Amendments.

13.1.             The Company and the Warrant Agent may from time to time supplement or amend this Warrant Agency Agreement without the approval of any Holders of Preferred Warrants in order to: (a) add to the covenants and agreements of the Company for the benefit of the Holders of the Preferred Warrants or to surrender any rights or power reserved to or conferred upon the Company in this Warrant Agency Agreement; or (b) to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions with regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable; provided that such addition or surrender or such change shall not adversely affect the interests of the Holders of the Preferred Warrants in any material respect.

13.2.              In addition to the foregoing, with the consent of Holders of Warrants entitled, upon exercise thereof, to receive not less than a majority of the shares of Preferred Warrant Shares issuable thereunder, the Company and the Warrant Agent may modify this Warrant Agency Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Warrant Agency Agreement or modifying in any manner the rights of the Holders of the Warrants; provided, however, that no modification of the terms (including but not limited to the adjustments described in Section 4) upon which the Warrants are exercisable or reducing the percentage required for consent to modification of this Warrant Agency Agreement may be made without the consent of the Holder of each outstanding Warrant affected thereby. As a condition precedent to the Warrant Agent’s execution of any amendment, the Company shall deliver to the Warrant Agent a certificate from a duly authorized officer of the Company that states that the proposed amendment complies with the terms of this Section 13. Notwithstanding anything in this Warrant Agency Agreement to the contrary, the Warrant Agent shall not be required to execute any amendment to this Warrant Agency Agreement that it has determined would adversely affect its own rights, duties, obligations or immunities under this Warrant Agency Agreement. No amendment to this Warrant Agency Agreement shall be effective unless duly executed by the Warrant Agent.

14.           Successors. All covenants and provisions of this Warrant Agency Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

15.           Benefits of this Warrant Agency Agreement. Nothing in this Warrant Agency Agreement shall be construed to give any Person other than the Company, the Holders of Preferred Warrants and the Warrant Agent any legal or equitable right, remedy or claim under this Warrant Agency Agreement; but this Warrant Agency Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the Holders of the Preferred Warrants.

16.           Governing Law. This Warrant Agency Agreement and each Preferred Warrant issued hereunder shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflicts of law principles thereof. The Company hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Warrant Agency Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and the appellate courts thereof, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenience forum.

17.           Severability. This Warrant Agency Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Warrant Agency Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Warrant Agency Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable. If an invalid or unenforceable provision shall affect the rights, immunities, liabilities, duties or obligations of the Warrant Agent, the Warrant Agent shall be entitled to resign immediately upon written notice to the Company.

18.           Force Majeure. Notwithstanding anything to the contrary contained herein, the Warrant Agent will not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, pandemics, epidemics, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

19.           Confidentiality. The Warrant Agent and the Company agree that all books, records, information and data pertaining to the business of the other party, including inter alia, personal, nonpublic Holder information, which are exchanged or received pursuant to the negotiation or the carrying out of this Warrant Agency Agreement including the compensation for services performed hereunder shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by law, including, without limitation, pursuant to subpoenas from state or federal government authorities (e.g., in divorce and criminal actions).

20.           Miscellaneous Provisions.

20.1.             Further Assurances. The Company shall perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing by any party of the provisions of this Warrant Agency Agreement.

20.2.             Examination of the Warrant Agreement. A copy of this Warrant Agency Agreement shall be available at all reasonable times at the office of the Warrant Agent designated for such purpose for inspection by any Holder. Prior to such inspection, the Warrant Agent may require any such holder to provide reasonable evidence of its interest in the Preferred Warrants.

20.3.             Counterparts. This Warrant Agency Agreement may be executed in any number of original, facsimile or electronic counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

20.4.             Effect of Headings. The Section headings herein are for convenience only and are not part of this Warrant Agency Agreement and shall not affect the interpretation thereof.

21.           Certain Definitions. As used herein, the following terms shall have the following meanings:

21.1.             “Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

21.2.            “Preferred Warrant Share Delivery Date” means the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company and the Warrant Agent of the Notice of Exercise, provided that payment of the aggregate Exercise Price is received by Company one (1) Trading Day prior to such second Trading Day after the delivery of the Notice of Exercise, (ii) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company and (iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company and Warrant Agent of the Notice of Exercise, provided that payment of the aggregate Exercise Price is received by the Company one (1) Trading Day prior to such second Trading Day after the delivery of the Notice of Exercise.

21.3.             “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

21.4.             “Trading Day” means any day on which the Common Stock is traded on the Trading Market.

21.5.             “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

[Signature Page to Follow]

IN WITNESS WHEREOF, this Warrant Agency Agreement has been duly executed by the parties hereto as of the day and year first above written.

WISA TECHNOLOGIES, INC.

By:	/s/ Brett Moyer
Name: Brett Moyer
Title: President and Chief Executive Officer

VSTOCK TRANSFER, LLC
as the Warrant Agent

By:	/s/ Shay Galam
Name: Shay Galam
Title: Compliance Officer

[Signature Page to the WISA Technologies, Inc. Warrant Agency Agreement]

ANNEX A

PREFERRED WARRANT CERTIFICATE REQUEST NOTICE

To: VStock Transfer, LLC, as Warrant Agent for WiSA Technologies, Inc. (the “Company”)

The undersigned Holder of Preferred Stock Purchase Warrants (“Preferred Warrants”) in the form of Global Certificates issued by the Company hereby elects to receive a Definitive Certificate evidencing the Preferred Warrants held by the Holder as specified below:

1.	Name of Holder of Preferred Warrants in form of Global Certificates:

_______________________________________________________________________________________________________

2.	Name of Holder in Definitive Certificate (if different from name of Holder of Preferred Warrants in form of Global Certificates):

_______________________________________________________________________________________________________

3.	Number of Preferred Warrants in name of Holder in form of Global Certificates:

_______________________________________________________________________________________________________

4.	Number of Preferred Warrants for which Definitive Certificate shall be issued:

_______________________________________________________________________________________________________

5.	Number of Preferred Warrants in name of Holder in form of Global Certificates after issuance of Definitive Certificate, if any: _______________________________________________________________________________________________________

6.	Definitive Certificate shall be delivered to the following address:

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

The undersigned hereby acknowledges and agrees that, in connection with this Preferred Warrant Exchange and the issuance of the Definitive Certificate, the Holder is deemed to have surrendered the number of Preferred Warrants in form of Global Certificates in the name of the Holder equal to the number of Preferred Warrants evidenced by the Definitive Certificate.

[SIGNATURE OF HOLDER]

Name of Investing Entity:

_______________________________________________________________________________________________________

Signature of Authorized Signatory of Investing Entity:

_______________________________________________________________________________________________________

Name of Authorized Signatory:

_______________________________________________________________________________________________________

Title of Authorized Signatory:

_______________________________________________________________________________________________________

Date:

_______________________________________________________________________________________________________

EXHIBIT A

[FORM OF GLOBAL WARRANT CERTIFICATE OF WARRANT TO PURCHASE SERIES B CONVERTIBLE PREFERRED STOCK]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

Certificate No.: [__]	CUSIP No.: 86633R 401

Number of Preferred Warrants: 174,000  Issue Date: October 17, 2023

WISA TECHNOLOGIES, INC.

GLOBAL WARRANT CERTIFICATE

NOT EXERCISABLE AFTER October 17, 2025

This certifies that CEDE & CO., or its registered assigns, is the registered owner of the number of Warrants set forth above (the “Preferred Warrants”). Each Preferred Warrant entitles its registered holder to purchase from WiSA Technologies, Inc., a Delaware corporation (the “Company”), at any time prior to 5:00 P.M. (New York City time) on October 17, 2025, one share of Series B Convertible Preferred Stock, par value $0.0001 per share, of the Company (each, a “Preferred Warrant Share” and collectively, the “Preferred Warrant Shares”), at an exercise price of $55.00 per share, subject to possible adjustments as provided in the Warrant Agency Agreement (as defined below) and the Preferred Warrant Certificate in the form of Exhibit A attached to this Global Warrant Certificate (the “Preferred Warrant Certificate”).

The terms and conditions of the Preferred Warrants and the rights and obligations of the holder of this Global Warrant Certificate are set forth in the Preferred Warrant Certificate and the Warrant Agency Agreement, dated as of October [__], 2023 (the “Warrant Agency Agreement”) between the Company and VStock Transfer, LLC ( the “Warrant Agent”), which Preferred Warrant Certificate and Warrant Agency Agreement are each hereby incorporated by reference in and made a part of this Global Warrant Certificate. A copy of the Warrant Agency Agreement is available for inspection during business hours at the office of the Warrant Agent. Defined terms used in this Global Warrant Certificate but not defined herein shall have the meanings given to them in the Preferred Warrant Certificate or Warrant Agency Agreement. In the event of any discrepancy or inconsistency between the terms and conditions of the Preferred Warrant Certificate and the Warrant Agency Agreement, the terms and conditions of the Preferred Warrant Certificate shall prevail, govern and control.

The Company and the Warrant Agent may deem and treat the registered Holder(s) hereof as the absolute owner(s) of this Global Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Preferred Warrants nor this Global Warrant Certificate entitles any holder hereof to any rights of a holder of Series B Convertible Preferred Stock. This Global Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by an authorized signatory of the Warrant Agent.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Global Warrant Certificate to be duly executed as of the date first written above.

WiSA TECHNOLOGIES, INC.

By:
Name: Brett Moyer
Title: President and Chief Executive Officer

Dated: October 17, 2023

Countersigned:

VSTOCK TRANSFER, LLC,
as Warrant Agent

By:
Name:
Title:

Exhibit A to Global Warrant Certificate

Preferred Warrant Certificate

(ATTACHED)

PREFERRED STOCK PURCHASE WARRANT

WISA TECHNOLOGIES, INC.

Preferred Warrant Shares: ______	Initial Exercise Date: October 17, 2023
Issuance Date: October 17, 2023

THIS PREFERRED STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, _____ or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after October 17, 2023 (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on October 17, 2025 (the “Termination Date”) but not thereafter, to subscribe for from WiSA Technologies, Inc., a Delaware corporation (the “Company”), up to ______ shares of Series B Preferred Stock (as subject to adjustment hereunder, the “Preferred Warrant Shares”). The subscription price of one share of Series B Preferred Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b). This Warrant shall initially be issued and maintained in the form of a security held in book-entry form and the Depository Trust Company or its nominee (“DTC”) shall initially be the sole registered holder of this Warrant, subject to a Holder’s right to elect to receive a Warrant in certificated form pursuant to the terms of the Warrant Agency Agreement, in which case this sentence shall not apply. This Warrant is being issued pursuant to that certain Placement Agency Agreement (as defined herein) and Warrant Agency Agreement (the “Warrant Agency Agreement”), dated as of October 17, 2023, between the Company and VStock Transfer, LLC., a Delaware corporation, and any successor warrant agent under thereunder (the “Warrant Agent”).

Section 1. Definitions. In addition to the terms defined elsewhere in this Warrant, the following terms have the meanings indicated in this Section 1.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Placement Agency Agreement” means that certain placement agency agreement, dated October 16, 2023, 2023, between the Company and Maxim Group LLC, as placement agent, as amended, modified or supplemented from time to time in accordance with its terms.

“Preferred Stock” means the preferred stock of the Company, par value $0.0001 per share.

“Preferred Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time shares of Series B Preferred Stock, including, without limitation, any debt, preferred shares, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, shares of Preferred Stock, other than shares of Series B Preferred Stock payable in-kind as dividends pursuant to the Series B Certificate of Designations.

“Registration Statement” means the Company’s registration statement on Form S-1 (File No. 333-274331).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series B Certificate of Designation” means the Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock of the Company.

“Series B Preferred Stock” means Series B Convertible Preferred Stock of the Company, par value $0.0001 per share, issued and issuable pursuant to the Series B Certificate of Designation and (ii) any capital stock into which such Series B Convertible Preferred Stock shall have been changed or any share capital resulting from a reclassification of such Series B Convertible Preferred Stock.

“Subsidiary” means any subsidiary of the Company, which is actively engaged in a trade or business, and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Strategic Transaction” means the proposed transaction by and between the Company and Comhear, Inc., as defined in the Registration Statement.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

“Transfer Agent” means VStock Transfer, LLC, the current transfer agent of the Company with a mailing address of 8 Lafayette Place, Woodmere, New York 11598, a phone number of (212) 828-8436 and an email address of shay@vstock.com, and any successor transfer agent of the Company.

“Warrants” means this Warrant issued by the Company pursuant to the Registration Statement.

Section 2. Exercise.

a) Exercise of Warrant. Subject to the provisions of Section 2(e) hereof, exercise of the subscription rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Warrant Agent and the Company of a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”). Within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the Preferred Warrant Shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank. No ink original Notice of Exercise shall be required nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Warrant Agent or the Company until the Holder has subscribed for all of the Preferred Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Warrant Agent for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in subscriptions for a portion of the total number of Preferred Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Preferred Warrant Shares issuable hereunder in an amount equal to the applicable number of Preferred Warrant Shares subscribed for. The Holder and the Warrant Agent shall maintain records showing the number of Preferred Warrant Shares subscribed for and the date of such subscriptions. The Company shall deliver to the Holder and the Warrant Agent any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the subscription for a portion of the Preferred Warrant Shares hereunder, the number of Preferred Warrant Shares available for subscription hereunder at any given time may be less than the amount stated on the face hereof.

Notwithstanding the foregoing in this Section 2(a), a holder whose interest in this Warrant is a beneficial interest in certificate(s) representing this Warrant held in book-entry form through DTC (or another established clearing corporation performing similar functions), shall effect exercises made pursuant to this Section 2(a) by delivering to DTC (or such other clearing corporation, as applicable) the appropriate instruction form for exercise, complying with the procedures to effect exercise that are required by DTC (or such other clearing corporation, as applicable), subject to a Holder’s right to elect to receive a Warrant in certificated form pursuant to the terms of the Warrant Agency Agreement, in which case this sentence shall not apply.

b) Exercise Price. The exercise price per share of Series B Preferred Stock under this Warrant shall be $55.00, subject to adjustment hereunder (the “Exercise Price”).

c) [Reserved].

d) Mechanics of Exercise.

i. Delivery of Preferred Warrant Shares Upon Exercise. The Company shall cause the Preferred Warrant Shares subscribed for hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with DTC through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and there is an effective registration statement permitting the issuance of the Preferred Warrant Shares to or resale of the Preferred Warrant Shares by the Holder, and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Preferred Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company and the Warrant Agent of the Notice of Exercise, provided that payment of the aggregate Exercise Price is received by the Company one (1) Trading Day prior to such second Trading Day after the delivery of the Notice of Exercise, (ii) one (1) Trading Day after delivery of the aggregate Exercise Price to the Warrant Agent and (iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company and the Warrant Agent of the Notice of Exercise, provided that payment of the aggregate Exercise Price is received by the Warrant Agent one (1) Trading Day prior to such second Trading Day after the delivery of the Notice of Exercise (such date, the “Warrant Share Delivery Date” and such conditions, the “Exercise Conditions”). For the purposes of Regulation SHO under the Exchange Act, upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Preferred Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Preferred Warrant Shares, provided that payment of the aggregate Exercise Price is received within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. If the Company fails for any reason to deliver or cause the delivery to the Holder the Preferred Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Preferred Warrant Shares subject to such exercise (based on the stated value of the Series B Preferred Stock, as set forth in the Series B Certificate of Designation), $10.00 per Trading Day (increasing to $20.00 per Trading Day on the third Trading Day after the Warrant Share Delivery Date) for each Trading Day after such Warrant Share Delivery Date until such Preferred Warrant Shares are delivered or Holder rescinds such exercise; provided, however, that the Holders may convert the Preferred Warrant Shares into shares of Common Stock in accordance with the terms of the Series B Certificate of Designation at any time, at the option of the Holder, following its satisfaction of the applicable Exercise Conditions (such conversion, a “Forced Conversion”). In the event of a Forced Conversion, the liquidated damages referred to in the preceding sentence shall cease to accrue under this Warrant on the date that shares of Common Stock are delivered to the Holder pursuant to the Series B Certificate of Designation. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market as in effect on the date of delivery of the Notice of Exercise. In addition, notwithstanding the foregoing, a Holder may convert the shares of Series B Preferred Stock subject to the Notice of Exercise into Conversion Shares (as defined in the Series B Certificate of Designation) pursuant to the Series B Certificate of Designation by simultaneously delivering the Notice of Exercise and a Notice of Conversion (as defined in the Series B Certificate of Designation) to the Company thereunder, and upon the delivery of said Notice of Conversion, the Company shall deliver, or cause to be delivered, to the converting Holder the applicable number of Conversion Shares subject to the Notice of Conversion by the Share Delivery Date (as defined in the Series B Certificate of Designation).

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Preferred Warrant Shares, cause the Warrant Agent to deliver to the Holder a new Warrant evidencing the rights of the Holder to subscribe for the unsubscribed for Preferred Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights and Forced Conversion. If the Company fails to cause the Transfer Agent to transmit to the Holder the Preferred Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise or effect a Forced Conversion by delivering written notice to the Company at any time prior to the delivery of such Preferred Warrant Shares (in which case any liquidated damages payable under Section 2(d)(i) shall no longer be payable).

iv. Compensation for Buy-In on Failure to Timely Deliver Preferred Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Preferred Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date (so long as the Company has provided wire transfer instructions to the Holder on Company letterhead signed by an executive officer of the Company, other than as a result of failure of the Holder to timely deliver the aggregate Exercise Price, or a failure that is solely due to any action or inaction by the Holder with respect to such exercise), and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Series B Preferred Stock to deliver in satisfaction of a sale by the Holder of the Preferred Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Series B Preferred Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Preferred Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Preferred Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Series B Preferred Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases shares of Series B Preferred Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of this Warrant to subscribe for shares of Series B Preferred Stock with an aggregate exercise price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Series B Preferred Stock upon exercise of the Warrant as required pursuant to the terms hereof.

v. No Fractional Shares or Scrip. Notwithstanding any provision to the contrary contained in this Warrant, the Company shall not be required to issue any fraction of a Preferred Warrant Share or scrip representing fractional shares of Preferred Warrant Shares upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the stated value of the Series B Preferred Stock, as set forth in the Series B Certificate of Designation. Accordingly, a Holder is entitled to exercise a number of Warrants that would solely result in the Holder receiving one or more whole Preferred Warrant Shares.

vi. Charges, Taxes and Expenses. Issuance of Preferred Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Preferred Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Preferred Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder. The Company shall pay all Transfer Agent fees required for processing of any Notice of Exercise and all fees to DTC (or another established clearing corporation performing similar functions) required for electronic delivery of the Preferred Warrant Shares.

vii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

e) [Reserved].

f) [Reserved].

Section 3. Certain Adjustments.

a) Share Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a share dividend or otherwise makes a distribution or distributions on its Series B Preferred Stock or any other security of the Company that may be converted into Series B Preferred Stock (which, for avoidance of doubt, shall not include any shares of Series B Preferred Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Series B Preferred Stock into a larger number of shares, (iii) combines (including by way of reverse share split) outstanding shares of Series B Preferred Stock into a smaller number of shares, or (iv) issues by reclassification of shares of Series B Preferred Stock any share capital of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Series B Preferred Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Series B Preferred Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) [Reserved].

c) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time that this Warrant is outstanding the Company grants, issues or sells any Preferred Stock Equivalents or rights to purchase shares, warrants, securities or other property pro rata to all of the record holders of the Series B Preferred Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Series B Preferred Stock acquirable upon complete exercise of this Warrant immediately before the record date for the grant, issuance or sale of such Purchase Rights, or, if no such record date is established, the date as of which the record holders of shares of Series B Preferred Stock are to be determined for the grant, issue or sale of such Purchase Rights.

d) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Series B Preferred Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, share or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (except to the extent an adjustment was already made pursuant to Section 3(a)) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Series B Preferred Stock acquirable upon complete exercise of this Warrant immediately before the record date for such Distribution, or, if no such record date is established, the date as of which the record holders of shares of Series B Preferred Stock are to be determined for the participation in such Distribution.

e) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company (and all of its Subsidiaries, taken as a whole), directly or indirectly effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of shares of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding shares of Common Stock or 50% or more of the voting power of the Common Stock of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires 50% or more of the outstanding shares of Common Stock or 50% or more of the voting power of the Common Stock of the Company (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Series B Preferred Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Series B Preferred Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of shares of Series B Preferred Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Notwithstanding anything to the contrary, the Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding amount of share capital of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such share capital (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such share capital, such amount of share capital and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall be added to the term “Company” under this Warrant (so that from and after the occurrence or consummation of such Fundamental Transaction, each and every provision of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to each of the Company and the Successor Entity or Successor Entities, jointly and severally), and the Successor Entity or Successor Entities, jointly and severally with the Company, may exercise every right and power of the Company prior thereto and the Successor Entity or Successor Entities shall assume all of the obligations of the Company prior thereto under this Warrant and the other Transaction Documents with the same effect as if the Company and such Successor Entity or Successor Entities, jointly and severally, had been named as the Company herein.

The Company shall instruct the Warrant Agent in writing to mail, by first class mail, postage prepaid, to each Holder, written notice of the execution of any such amendment, supplement or agreement with the Successor Entity. Any supplemented or amended agreement entered into by the successor corporation or transferee shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3(e). The Warrant Agent shall have no duty, responsibility or obligation to determine the correctness of any provisions contained in such agreement or such notice, including but not limited to any provisions relating either to the kind or amount of securities or other property receivable upon exercise of warrants or with respect to the method employed and provided therein for any adjustments, and shall be entitled to rely conclusively for all purposes upon the provisions contained in any such agreement. The provisions of this Section 3(e) shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales and conveyances of the kind described above.

f) Calculations. All calculations under this Section 3 shall be made by the Company to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Series B Preferred Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Series B Preferred Stock (excluding treasury shares, if any) issued and outstanding.

g) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder and to the Warrant Agent by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Preferred Warrant Shares and setting forth a brief statement of the facts requiring such adjustment; provided, however, that the Company may satisfy the notice requirement with respect to the Holder (but not the Warrant Agent) in this Section 3(g) by filing such information with the Commission on its EDGAR system pursuant to a Current Report on Form 8-K or Quarterly Report on Form 10-Q or Annual Report on Form 10-K.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Series B Preferred Stock, except for any recurring cash dividend (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Series B Preferred Stock (excluding any granting or issuance of rights to all of the Company’s stockholders pursuant to a stockholder rights plan), (C) the Company shall authorize the granting to all holders of the Series B Preferred Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Series B Preferred Stock, any consolidation or merger to which the Company (and its Subsidiaries, taken as a whole) is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Series B Preferred Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register of the Company, at least five (5) calendar days prior to the applicable record or effective date hereinafter specified (unless such information is filed with the Commission on its EDGAR system in which case a notice shall not be required), a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Series B Preferred Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Series B Preferred Stock of record shall be entitled to exchange their shares of Series B Preferred Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 4. Transfer of Warrant.

a) Transferability. Neither this Warrant nor any of the rights hereunder are transferable.

b) New Warrants. If this Warrant is not held in global form through DTC, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Issuance Date and shall be identical with this Warrant except as to the number of Preferred Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Warrant Agent shall register this Warrant, upon records to be maintained by the Warrant Agent for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company and the Warrant Agent may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary. Notwithstanding the foregoing, nothing herein shall prevent the Warrant Agent or any agent of the Warrant Agent from giving effect to any written certification, proxy or other authorization furnished by DTC or any other depository governing the exercise of the rights of a holder of a beneficial interest in any Warrant. The rights of beneficial owners in a Warrant held in global shall be exercised by the Holder or a Participant (as defined in the Warrant Agency Agreement) through the depository’s system, except to the extent expressly set forth in the Warrant Agency Agreement.

Section 5. Registration Statement. Following the Issuance Date, the Company is obligated to maintain an effective registration statement on Form S-1 (or other appropriate form) with the Commission covering the issuance of the Preferred Warrant Shares and shares of Common Stock issuable upon conversion of Preferred Warrant Shares until such time as no Warrants remain outstanding, unless there is available an exemption from, or a transaction not subject to, the registration requirements of the Securities Act that covers the issuance of Preferred Warrant Shares and shares of Common Stock issuable upon conversion of Preferred Warrant Shares.

Section 6. Miscellaneous.

a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3.

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company and the Warrant Agent of an affidavit of loss reasonably satisfactory to the Company and the Warrant Agent evidencing the loss, theft, destruction or mutilation of this Warrant or any share certificate relating to the Preferred Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it and the Warrant Agent, and upon surrender and cancellation of such Warrant or share certificate, if mutilated, the Company will make and deliver a new Warrant or share certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or share certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day, then, such action may be taken or such right may be exercised on the next succeeding Trading Day.

d) Authorized Shares. The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Series B Preferred Stock a sufficient number of shares to provide for the issuance of the Preferred Warrant Shares upon the exercise of any subscription rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Preferred Warrant Shares upon the exercise of the subscription rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Preferred Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Preferred Warrant Shares which may be issued upon the exercise of the subscription rights represented by this Warrant will, upon exercise of the subscription rights represented by this Warrant and payment of the Exercise Price for such Preferred Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). Except and to the extent as waived or consented to by the holders of a majority of the then outstanding Warrants (based on the number of Preferred Warrant Shares underlying such Warrants), the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Preferred Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Preferred Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant. Before taking any action which would result in an adjustment in the number of Preferred Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

f) Jurisdiction. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a party hereto or their respective affiliates, directors, officers, stockholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action, suit or proceeding to enforce any provisions of this Warrant, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for their reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding. Notwithstanding the foregoing, nothing in this paragraph shall limit or restrict the federal district court in which a Holder may bring a claim under the federal securities laws.

g) Restrictions. The Holder acknowledges that the Preferred Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

h) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

i) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Exercise, shall be in writing and delivered personally, by facsimile, e-mail (other than to the Warrant Agent) or sent by a nationally recognized overnight courier service, addressed to:

WiSA Technologies, Inc.

15268 NW Greenbrier Pkwy

Beaverton, OR 97006

Attn: Brett Moyer, Chief Executive Officer

Email: bmoyer@wisatechnologies.com

VStock Transfer, LLC

18 Lafayette Place

Woodmere, NY 11598

Attn: Shay Galam

Email: shay@vstocktransfer.com

or such other facsimile number, email address or address as the Company may specify for such purposes by notice to the Holders. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile or e-mail, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number, e-mail address or address of such Holder appearing on the books of the Warrant Agent. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (a) the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or e-mail (or e-mail attachment) at the email address set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or e-mail (or e-mail attachment) at the e-mail address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.

j) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Preferred Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any shares of Series B Preferred Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

k) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

l) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Preferred Warrant Shares.

m) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company, on the one hand, and the Holders of a majority of the Preferred Warrant Shares underlying the Warrants of the Company issued on the Closing Date that are outstanding as of such date.

n) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

o) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

p) Warrant Agency Agreement. This Warrant is issued subject to the Warrant Agency Agreement. To the extent any provision of this Warrant conflicts with the express provisions of the Warrant Agency Agreement, the provisions of this Warrant shall govern and be controlling; provided, however, that all provisions with respect to the rights, duties, obligations, protections, immunities and liability of the Warrant Agent only shall be determined and interpreted solely by the provisions of the Warrant Agency Agreement.

********************

(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

WISA TECHNOLOGIES, INC.

By:
Name:	Brett Moyer
Title:	Chief Executive Officer

Dated: October 17, 2023

Countersigned:

VSTOCK TRANSFER, LLC
as Warrant Agent

By:
Name:
Title:

NOTICE OF EXERCISE

TO:	VSTOCK TRANSFER, LLC WISA TECHNOLOGIES, INC.

(1) The undersigned hereby elects to subscribe for ________ Preferred Warrant Shares of the Company pursuant to the terms of the attached Warrant (only required if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of lawful money of the United States; or

(3) Please issue said Preferred Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Preferred Warrant Shares shall be delivered to the following DWAC Account Number:

DTC number:

Account name:

Account number:

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

EXHIBIT B

FORM OF DEFINITIVE WARRANT CERTIFICATE OF

WARRANT TO PURCHASE SERIES B CONVERTIBLE PREFERRED STOCK

(ATTACHED)

PREFERRED STOCK PURCHASE WARRANT

WISA TECHNOLOGIES, INC.

Preferred Warrant Shares: ______	Initial Exercise Date: October 17, 2023
Issuance Date: October 17, 2023

THIS PREFERRED STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, _____ or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after October 17, 2023 (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on October 17, 2025 (the “Termination Date”) but not thereafter, to subscribe for from WiSA Technologies, Inc., a Delaware corporation (the “Company”), up to ______ shares of Series B Preferred Stock (as subject to adjustment hereunder, the “Preferred Warrant Shares”). The subscription price of one share of Series B Preferred Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b). This Warrant shall initially be issued and maintained in the form of a security held in book-entry form and the Depository Trust Company or its nominee (“DTC”) shall initially be the sole registered holder of this Warrant, subject to a Holder’s right to elect to receive a Warrant in certificated form pursuant to the terms of the Warrant Agency Agreement, in which case this sentence shall not apply. This Warrant is being issued pursuant to that certain Placement Agency Agreement (as defined herein) and Warrant Agency Agreement (the “Warrant Agency Agreement”), dated as of October 17, 2023, between the Company and VStock Transfer, LLC., a Delaware corporation, and any successor warrant agent under thereunder (the “Warrant Agent”).

Section 1. Definitions. In addition to the terms defined elsewhere in this Warrant, the following terms have the meanings indicated in this Section 1.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Placement Agency Agreement” means that certain placement agency agreement, dated October 16, 2023, 2023, between the Company and Maxim Group LLC, as placement agent, as amended, modified or supplemented from time to time in accordance with its terms.

“Preferred Stock” means the preferred stock of the Company, par value $0.0001 per share.

“Preferred Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time shares of Series B Preferred Stock, including, without limitation, any debt, preferred shares, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, shares of Preferred Stock, other than shares of Series B Preferred Stock payable in-kind as dividends pursuant to the Series B Certificate of Designations.

“Registration Statement” means the Company’s registration statement on Form S-1 (File No. 333-274331).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series B Certificate of Designation” means the Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock of the Company.

“Series B Preferred Stock” means Series B Convertible Preferred Stock of the Company, par value $0.0001 per share, issued and issuable pursuant to the Series B Certificate of Designation and (ii) any capital stock into which such Series B Convertible Preferred Stock shall have been changed or any share capital resulting from a reclassification of such Series B Convertible Preferred Stock.

“Subsidiary” means any subsidiary of the Company, which is actively engaged in a trade or business, and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Strategic Transaction” means the proposed transaction by and between the Company and Comhear, Inc., as defined in the Registration Statement.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

“Transfer Agent” means VStock Transfer, LLC, the current transfer agent of the Company with a mailing address of 8 Lafayette Place, Woodmere, New York 11598, a phone number of (212) 828-8436 and an email address of shay@vstock.com, and any successor transfer agent of the Company.

“Warrants” means this Warrant issued by the Company pursuant to the Registration Statement.

Section 2. Exercise.

a) Exercise of Warrant. Subject to the provisions of Section 2(e) hereof, exercise of the subscription rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Warrant Agent and the Company of a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”). Within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the Preferred Warrant Shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank. No ink original Notice of Exercise shall be required nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Warrant Agent or the Company until the Holder has subscribed for all of the Preferred Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Warrant Agent for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in subscriptions for a portion of the total number of Preferred Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Preferred Warrant Shares issuable hereunder in an amount equal to the applicable number of Preferred Warrant Shares subscribed for. The Holder and the Warrant Agent shall maintain records showing the number of Preferred Warrant Shares subscribed for and the date of such subscriptions. The Company shall deliver to the Holder and the Warrant Agent any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the subscription for a portion of the Preferred Warrant Shares hereunder, the number of Preferred Warrant Shares available for subscription hereunder at any given time may be less than the amount stated on the face hereof.

Notwithstanding the foregoing in this Section 2(a), a holder whose interest in this Warrant is a beneficial interest in certificate(s) representing this Warrant held in book-entry form through DTC (or another established clearing corporation performing similar functions), shall effect exercises made pursuant to this Section 2(a) by delivering to DTC (or such other clearing corporation, as applicable) the appropriate instruction form for exercise, complying with the procedures to effect exercise that are required by DTC (or such other clearing corporation, as applicable), subject to a Holder’s right to elect to receive a Warrant in certificated form pursuant to the terms of the Warrant Agency Agreement, in which case this sentence shall not apply.

b) Exercise Price. The exercise price per share of Series B Preferred Stock under this Warrant shall be $55.00, subject to adjustment hereunder (the “Exercise Price”).

c) [Reserved].

d) Mechanics of Exercise.

i. Delivery of Preferred Warrant Shares Upon Exercise. The Company shall cause the Preferred Warrant Shares subscribed for hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with DTC through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and there is an effective registration statement permitting the issuance of the Preferred Warrant Shares to or resale of the Preferred Warrant Shares by the Holder, and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Preferred Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company and the Warrant Agent of the Notice of Exercise, provided that payment of the aggregate Exercise Price is received by the Company one (1) Trading Day prior to such second Trading Day after the delivery of the Notice of Exercise, (ii) one (1) Trading Day after delivery of the aggregate Exercise Price to the Warrant Agent and (iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company and the Warrant Agent of the Notice of Exercise, provided that payment of the aggregate Exercise Price is received by the Warrant Agent one (1) Trading Day prior to such second Trading Day after the delivery of the Notice of Exercise (such date, the “Warrant Share Delivery Date” and such conditions, the “Exercise Conditions”). For the purposes of Regulation SHO under the Exchange Act, upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Preferred Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Preferred Warrant Shares, provided that payment of the aggregate Exercise Price is received within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. If the Company fails for any reason to deliver or cause the delivery to the Holder the Preferred Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Preferred Warrant Shares subject to such exercise (based on the stated value of the Series B Preferred Stock, as set forth in the Series B Certificate of Designation), $10.00 per Trading Day (increasing to $20.00 per Trading Day on the third Trading Day after the Warrant Share Delivery Date) for each Trading Day after such Warrant Share Delivery Date until such Preferred Warrant Shares are delivered or Holder rescinds such exercise; provided, however, that the Holders may convert the Preferred Warrant Shares into shares of Common Stock in accordance with the terms of the Series B Certificate of Designation at any time, at the option of the Holder, following its satisfaction of the applicable Exercise Conditions (such conversion, a “Forced Conversion”). In the event of a Forced Conversion, the liquidated damages referred to in the preceding sentence shall cease to accrue under this Warrant on the date that shares of Common Stock are delivered to the Holder pursuant to the Series B Certificate of Designation. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market as in effect on the date of delivery of the Notice of Exercise. In addition, notwithstanding the foregoing, a Holder may convert the shares of Series B Preferred Stock subject to the Notice of Exercise into Conversion Shares (as defined in the Series B Certificate of Designation) pursuant to the Series B Certificate of Designation by simultaneously delivering the Notice of Exercise and a Notice of Conversion (as defined in the Series B Certificate of Designation) to the Company thereunder, and upon the delivery of said Notice of Conversion, the Company shall deliver, or cause to be delivered, to the converting Holder the applicable number of Conversion Shares subject to the Notice of Conversion by the Share Delivery Date (as defined in the Series B Certificate of Designation).

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Preferred Warrant Shares, cause the Warrant Agent to deliver to the Holder a new Warrant evidencing the rights of the Holder to subscribe for the unsubscribed for Preferred Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights and Forced Conversion. If the Company fails to cause the Transfer Agent to transmit to the Holder the Preferred Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise or effect a Forced Conversion by delivering written notice to the Company at any time prior to the delivery of such Preferred Warrant Shares (in which case any liquidated damages payable under Section 2(d)(i) shall no longer be payable).

iv. Compensation for Buy-In on Failure to Timely Deliver Preferred Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Preferred Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date (so long as the Company has provided wire transfer instructions to the Holder on Company letterhead signed by an executive officer of the Company, other than as a result of failure of the Holder to timely deliver the aggregate Exercise Price, or a failure that is solely due to any action or inaction by the Holder with respect to such exercise), and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Series B Preferred Stock to deliver in satisfaction of a sale by the Holder of the Preferred Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Series B Preferred Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Preferred Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Preferred Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Series B Preferred Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases shares of Series B Preferred Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of this Warrant to subscribe for shares of Series B Preferred Stock with an aggregate exercise price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Series B Preferred Stock upon exercise of the Warrant as required pursuant to the terms hereof.

v. No Fractional Shares or Scrip. Notwithstanding any provision to the contrary contained in this Warrant, the Company shall not be required to issue any fraction of a Preferred Warrant Share or scrip representing fractional shares of Preferred Warrant Shares upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the stated value of the Series B Preferred Stock, as set forth in the Series B Certificate of Designation. Accordingly, a Holder is entitled to exercise a number of Warrants that would solely result in the Holder receiving one or more whole Preferred Warrant Shares.

vi. Charges, Taxes and Expenses. Issuance of Preferred Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Preferred Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Preferred Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder. The Company shall pay all Transfer Agent fees required for processing of any Notice of Exercise and all fees to DTC (or another established clearing corporation performing similar functions) required for electronic delivery of the Preferred Warrant Shares.

vii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

e) [Reserved].

f) [Reserved].

Section 3. Certain Adjustments.

a) Share Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a share dividend or otherwise makes a distribution or distributions on its Series B Preferred Stock or any other security of the Company that may be converted into Series B Preferred Stock (which, for avoidance of doubt, shall not include any shares of Series B Preferred Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Series B Preferred Stock into a larger number of shares, (iii) combines (including by way of reverse share split) outstanding shares of Series B Preferred Stock into a smaller number of shares, or (iv) issues by reclassification of shares of Series B Preferred Stock any share capital of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Series B Preferred Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Series B Preferred Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) [Reserved].

c) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time that this Warrant is outstanding the Company grants, issues or sells any Preferred Stock Equivalents or rights to purchase shares, warrants, securities or other property pro rata to all of the record holders of the Series B Preferred Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Series B Preferred Stock acquirable upon complete exercise of this Warrant immediately before the record date for the grant, issuance or sale of such Purchase Rights, or, if no such record date is established, the date as of which the record holders of shares of Series B Preferred Stock are to be determined for the grant, issue or sale of such Purchase Rights.

d) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Series B Preferred Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, share or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (except to the extent an adjustment was already made pursuant to Section 3(a)) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Series B Preferred Stock acquirable upon complete exercise of this Warrant immediately before the record date for such Distribution, or, if no such record date is established, the date as of which the record holders of shares of Series B Preferred Stock are to be determined for the participation in such Distribution.

e) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company (and all of its Subsidiaries, taken as a whole), directly or indirectly effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of shares of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding shares of Common Stock or 50% or more of the voting power of the Common Stock of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires 50% or more of the outstanding shares of Common Stock or 50% or more of the voting power of the Common Stock of the Company (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Series B Preferred Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Series B Preferred Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of shares of Series B Preferred Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Notwithstanding anything to the contrary, the Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding amount of share capital of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such share capital (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such share capital, such amount of share capital and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall be added to the term “Company” under this Warrant (so that from and after the occurrence or consummation of such Fundamental Transaction, each and every provision of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to each of the Company and the Successor Entity or Successor Entities, jointly and severally), and the Successor Entity or Successor Entities, jointly and severally with the Company, may exercise every right and power of the Company prior thereto and the Successor Entity or Successor Entities shall assume all of the obligations of the Company prior thereto under this Warrant and the other Transaction Documents with the same effect as if the Company and such Successor Entity or Successor Entities, jointly and severally, had been named as the Company herein.

The Company shall instruct the Warrant Agent in writing to mail, by first class mail, postage prepaid, to each Holder, written notice of the execution of any such amendment, supplement or agreement with the Successor Entity. Any supplemented or amended agreement entered into by the successor corporation or transferee shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3(e). The Warrant Agent shall have no duty, responsibility or obligation to determine the correctness of any provisions contained in such agreement or such notice, including but not limited to any provisions relating either to the kind or amount of securities or other property receivable upon exercise of warrants or with respect to the method employed and provided therein for any adjustments, and shall be entitled to rely conclusively for all purposes upon the provisions contained in any such agreement. The provisions of this Section 3(e) shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales and conveyances of the kind described above.

f) Calculations. All calculations under this Section 3 shall be made by the Company to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Series B Preferred Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Series B Preferred Stock (excluding treasury shares, if any) issued and outstanding.

g) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder and to the Warrant Agent by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Preferred Warrant Shares and setting forth a brief statement of the facts requiring such adjustment; provided, however, that the Company may satisfy the notice requirement with respect to the Holder (but not the Warrant Agent) in this Section 3(g) by filing such information with the Commission on its EDGAR system pursuant to a Current Report on Form 8-K or Quarterly Report on Form 10-Q or Annual Report on Form 10-K.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Series B Preferred Stock, except for any recurring cash dividend (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Series B Preferred Stock (excluding any granting or issuance of rights to all of the Company’s stockholders pursuant to a stockholder rights plan), (C) the Company shall authorize the granting to all holders of the Series B Preferred Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Series B Preferred Stock, any consolidation or merger to which the Company (and its Subsidiaries, taken as a whole) is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Series B Preferred Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register of the Company, at least five (5) calendar days prior to the applicable record or effective date hereinafter specified (unless such information is filed with the Commission on its EDGAR system in which case a notice shall not be required), a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Series B Preferred Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Series B Preferred Stock of record shall be entitled to exchange their shares of Series B Preferred Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 4. Transfer of Warrant.

a) Transferability. Neither this Warrant nor any of the rights hereunder are transferable.

b) New Warrants. If this Warrant is not held in global form through DTC, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Issuance Date and shall be identical with this Warrant except as to the number of Preferred Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Warrant Agent shall register this Warrant, upon records to be maintained by the Warrant Agent for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company and the Warrant Agent may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary. Notwithstanding the foregoing, nothing herein shall prevent the Warrant Agent or any agent of the Warrant Agent from giving effect to any written certification, proxy or other authorization furnished by DTC or any other depository governing the exercise of the rights of a holder of a beneficial interest in any Warrant. The rights of beneficial owners in a Warrant held in global shall be exercised by the Holder or a Participant (as defined in the Warrant Agency Agreement) through the depository’s system, except to the extent expressly set forth in the Warrant Agency Agreement.

Section 5. Registration Statement. Following the Issuance Date, the Company is obligated to maintain an effective registration statement on Form S-1 (or other appropriate form) with the Commission covering the issuance of the Preferred Warrant Shares and shares of Common Stock issuable upon conversion of Preferred Warrant Shares until such time as no Warrants remain outstanding, unless there is available an exemption from, or a transaction not subject to, the registration requirements of the Securities Act that covers the issuance of Preferred Warrant Shares and shares of Common Stock issuable upon conversion of Preferred Warrant Shares.

Section 6. Miscellaneous.

a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3.

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company and the Warrant Agent of an affidavit of loss reasonably satisfactory to the Company and the Warrant Agent evidencing the loss, theft, destruction or mutilation of this Warrant or any share certificate relating to the Preferred Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it and the Warrant Agent, and upon surrender and cancellation of such Warrant or share certificate, if mutilated, the Company will make and deliver a new Warrant or share certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or share certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day, then, such action may be taken or such right may be exercised on the next succeeding Trading Day.

d) Authorized Shares. The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Series B Preferred Stock a sufficient number of shares to provide for the issuance of the Preferred Warrant Shares upon the exercise of any subscription rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Preferred Warrant Shares upon the exercise of the subscription rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Preferred Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Preferred Warrant Shares which may be issued upon the exercise of the subscription rights represented by this Warrant will, upon exercise of the subscription rights represented by this Warrant and payment of the Exercise Price for such Preferred Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). Except and to the extent as waived or consented to by the holders of a majority of the then outstanding Warrants (based on the number of Preferred Warrant Shares underlying such Warrants), the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Preferred Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Preferred Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant. Before taking any action which would result in an adjustment in the number of Preferred Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

f) Jurisdiction. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a party hereto or their respective affiliates, directors, officers, stockholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action, suit or proceeding to enforce any provisions of this Warrant, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for their reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding. Notwithstanding the foregoing, nothing in this paragraph shall limit or restrict the federal district court in which a Holder may bring a claim under the federal securities laws.

g) Restrictions. The Holder acknowledges that the Preferred Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

h) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

i) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Exercise, shall be in writing and delivered personally, by facsimile, e-mail (other than to the Warrant Agent) or sent by a nationally recognized overnight courier service, addressed to:

WiSA Technologies, Inc.

15268 NW Greenbrier Pkwy

Beaverton, OR 97006

Attn: Brett Moyer, Chief Executive Officer

Email: bmoyer@wisatechnologies.com

VStock Transfer, LLC

18 Lafayette Place

Woodmere, NY 11598

Attn: Shay Galam

Email: shay@vstocktransfer.com

or such other facsimile number, email address or address as the Company may specify for such purposes by notice to the Holders. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile or e-mail, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number, e-mail address or address of such Holder appearing on the books of the Warrant Agent. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (a) the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or e-mail (or e-mail attachment) at the email address set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or e-mail (or e-mail attachment) at the e-mail address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.

j) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Preferred Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any shares of Series B Preferred Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

k) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

l) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Preferred Warrant Shares.

m) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company, on the one hand, and the Holders of a majority of the Preferred Warrant Shares underlying the Warrants of the Company issued on the Closing Date that are outstanding as of such date.

n) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

o) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

p) Warrant Agency Agreement. This Warrant is issued subject to the Warrant Agency Agreement. To the extent any provision of this Warrant conflicts with the express provisions of the Warrant Agency Agreement, the provisions of this Warrant shall govern and be controlling; provided, however, that all provisions with respect to the rights, duties, obligations, protections, immunities and liability of the Warrant Agent only shall be determined and interpreted solely by the provisions of the Warrant Agency Agreement.

********************

(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

WISA TECHNOLOGIES, INC.

By:
Name:	Brett Moyer
Title:	Chief Executive Officer

Dated: October 17, 2023

Countersigned:

VSTOCK TRANSFER, LLC
as Warrant Agent

By:
Name:
Title:

NOTICE OF EXERCISE

TO:	VSTOCK TRANSFER, LLC WISA TECHNOLOGIES, INC.

(1) The undersigned hereby elects to subscribe for ________ Preferred Warrant Shares of the Company pursuant to the terms of the attached Warrant (only required if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of lawful money of the United States; or

(3) Please issue said Preferred Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Preferred Warrant Shares shall be delivered to the following DWAC Account Number:

DTC number:

Account name:

Account number:

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date: